VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY

STATE UNVERSITY OF NEW YORK

DEFINED CONTRIBUTION RETIREMENT PLANS

GROUP DEFERRED FIXED AND VARIABLE ANNUITY CONTRACTS

(THE “CONTRACT” OR “CONTRACTS”)

issued to

SUNY (Post 11/15/2021) Plans

SUMMARY PROSPECTUS FOR NEW INVESTORS

May 1, 2022

____________________________________________________________________________

This summary prospectus summarizes key features of the Contract.

Before you participate in the Contract through your retirement plan, you should also review the prospectus for the Contract (the "full prospectus for the Contract”). It contains more information about the Contract’s features, benefits and risks. You can find this document and other information about the contract online at [website address.com]. You can also obtain this information at no cost by calling [telephone number] or by sending an email request to [email address].

____________________________________________________________________________

An Investor may cancel the Contract within 10 days of receiving it without paying fees or penalties.

In some states, this cancellation period may be longer. Upon cancellation, you will receive a full refund of the amount you paid with your application, plus any earnings or less any losses attributable to amounts invested in the Variable Investment Options. You should review this summary prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.

___________________________________________________________________________

The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved this Contract or passed upon the adequacy of this summary prospectus. Any representation to the contrary is a criminal offense.

ISP.81216-22

TABLE OF CONTENTS

SPECIAL TERMS USED IN THIS SUMMARY PROSPECTUS   3

IMPORTANT INFORMATION YOU SHOULD CONSIDER
ABOUT THE CONTRACT   5

OVERVIEW OF THE CONTRACT   8

Purpose   8

Phases of Contract   8

The Variable Investment Options   9

The Fixed Interest Options  9

Contract Features  9

Benefits Available Under the Contract   11

BUYING THE CONTRACT   13

Purchasing the Contract   13

Participating in the Contract   13

Acceptance or Rejection   13

Allocation of Purchase Payments  14

Transfer Credits   14

Tax Code Restrictions  14

MAKING WITHDRAWALS:  ACCESSING THE MONEY IN YOUR CONTRACT   14

Withdrawals   14

Employer Directed Withdrawals   15

Systematic Distribution Options  16

Loans  17

ADDITIONAL INFORMATION ABOUT FEES   17

Transaction Expenses   17

Annual Contract Expenses   18

Annual Fund Expenses   18

Examples   18

APPENDIX:  FUNDS AVAILABLE UNDER THE CONTRACT   20

HOW TO GET MORE INFORMATION  54

ISP.81216-22                                                                     2

SPECIAL TERMS USED IN THIS SUMMARY PROSPECTUS

The following are some of the important terms used throughout this summary prospectus that have special meaning. There are other capitalized terms that are explained or defined in other parts of this summary prospectus.

Account Value:  The value of: (1) amounts allocated to the Fixed Interest Options, including interest earnings to date; less (2) any deductions from the Fixed Interest Options (e.g., withdrawals and fees); and plus (3) the current dollar value of amounts allocated to the Subaccounts of Variable Annuity Account C, which includes investment performance and fees deducted from the Subaccounts.

Accumulation Phase:  The period of time between the date the Contract became effective and the date you start receiving Income Phase payments under the Contract. During the Accumulation Phase, you accumulate retirement benefits.

Accumulation Unit:  A unit of measurement used to calculate the Account Value during the Accumulation Phase.

Accumulation Unit Value:  The value of an Accumulation Unit for a Subaccount of Variable Annuity Account C. Each Subaccount of Variable Annuity Account C has its own Accumulation Unit Value, which may increase or decrease daily based on the investment performance of the applicable underlying Fund in which it invests.

Beneficiary (or Beneficiaries): The person designated to receive the death benefit payable under the Contract.

Contract or Contracts:  The flexible premium, group, deferred combination variable and fixed annuity Contracts offered by your Plan Sponsor as a funding vehicle for your retirement plan.

Contract Holder:  The person to whom we issue the Contract. Generally, the Plan Sponsor or a trust.

Customer Service:  The location from which we service the Contracts. The mailing address and telephone number of Customer Service is Defined Contributions Administration, P.O. Box 990063, Hartford, CT 06199-0063, 1-800-584-6001.

Fixed Interest Options:  The Guaranteed Accumulation Account, the Fixed Account (Available Through SUNY Voluntary Plan Contracts), the Fixed Plus Account (Available Through SUNY ORP Legacy (Pre 11/15/2021) Contracts), the Fixed Plus Account II A (available Through SUNY ORP Legacy (Pre 11/15/2021) Contracts), and the Fixed Plus Account II A (Available Through SUNY ORP (Post 11/15/2021) Contracts) are Fixed Interest Options that may be available during the Accumulation Phase under some Contracts. Amounts allocated to the Guaranteed Accumulation Account are deposited in a nonunitized separate account established by the Company. Amounts allocated to the Fixed Interest Options are held in the Company’s General Account which supports insurance and annuity obligations.

Fund(s):  The underlying mutual Funds in which the Subaccounts invest.

General Account:  The account that contains all of our assets other than those held in Variable Annuity Account C or one of our other separate accounts.

Good Order:  Generally, a request is considered to be in “Good Order” when it is signed, dated and made with such clarity and completeness that we are not required to exercise any discretion in carrying it out. We can only act upon written requests that are received in Good Order.

Income Phase:  The period during which you receive payments from your Contract.

Investor (also “you” or “participant”):  The individual who participates in the Contract through a retirement plan.

Loan Interest Rate Spread:  The difference between the rate charged and the rate credited on loans under your Contract.

Plan Sponsor:  The sponsor of your retirement plan. Generally, your employer.

ISP.81216-22                                                                     3

Purchase Payment:  Collectively, the initial purchase payment and any additional purchase payment.

Subaccount:  Division(s) of Variable Annuity Account C that are investment options under the Contract. Each Subaccount invests in a corresponding underlying mutual Fund.

Tax Code:  The Internal Revenue Code of 1986, as amended.

VRIAC, the Company, we, us and our:  Voya Retirement Insurance and Annuity Company, a stock company domiciled in Connecticut, that issues the Contract described in this summary prospectus.

Variable Annuity Account C, the Separate Account: Voya Variable Annuity Account C, a segregated asset account established by us to fund the variable benefits provided by the Contract. The Variable Annuity Account C is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and it also meets the definition of “separate account” under the federal securities laws.

Variable Investment Options:  The Subaccounts of Variable Annuity Account C. Each one invests in a specific mutual Fund.

Vested:  The amount of money in a participant’s individual account attributable to participant contributions. In an, employer-sponsored retirement plan (i.e., a 403(b) plan), the Vested amount may include employer matching contributions.

ISP.81216-22                                                                     4

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT

FEES AND EXPENSES
Charges for Early Withdrawals

Under Installment Purchase Payment Contracts for the SUNY Voluntary Plan Contracts only, withdrawals of all or a portion of your Fixed Account value, or of Account Values held in the Subaccounts of the Guaranteed Accumulation Account that were attributable to amounts held in the Fixed Account any time, may be subject to a charge.

There is no early withdrawal charge under Purchase Payment contracts of amounts distributed under the terms of a settlement agreement with the New York Attorney General dated October 10, 2006, nor on any earnings attributable to such distributed amounts. In addition, there is no early withdrawal charge for any amounts withdrawn under single Purchase Payment Contracts.

See “FEE TABLE - Transaction Expenses” and “CHARGES AND FEES - Transaction Fees - Early Withdrawal Charge” in the full prospectus for the Contract.

Transaction Charges

In addition to the early withdrawal charge, the Investor may also be charged for other transactions. If you take a loan from your Account Value, you may be subject to one of the following charges:

>    A Loan Interest Rate Spread (which is the difference between the rate charged and the rate credited on loans under your Contract); or

>    A loan initiation fee; and

>    An annual loan administration fee.

•     Certain Funds may impose redemption fees as a result of withdrawals, transfers or other Fund transactions you may initiate; and

•     Charges for advisory services due to an independent advisory services agreement between you and an investment advisor may be deducted from Contract value.

See “FEE TABLES - Transaction Expenses” and “CHARGES AND FEES” in the full prospectus for the Contract.

Ongoing Fees and Expenses (annual charges)

The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected. These ongoing fees and expenses do not reflect any advisory fees due under an independent advisory services agreement with a participant, and if such charges were reflected, these ongoing fees and expenses would be higher.

	Annual Fee	Minimum	Maximum
	Base Contract Expenses	1.50%[1], 2	1.50%,1, 2
	Ongoing Fund Fees and Expenses (annual charges)	X.XX%[3]	X.XX%[3]

ISP.81216-22                                                                     5

1    As a percentage of average Account Value.

2    The base contract expenses include (1) the mortality and expense risk charge, which compensates us for the mortality and expense risks we assume under the Contract, including those risks associated with our funding of the death benefit, including any guaranteed death benefits; and (2) an administrative expense charge equal to 0.20% annually of your Account Value invested in the Subaccounts. The administrative expense charge and the annual maintenance fee may be reduced or eliminated in certain circumstances. The minimum amount reflects these reductions or eliminations, while the maximum amount does not. See “CHARGES AND FEES - Periodic Fees and Charges - Mortality and Expense Risk Charge” in the full prospectus for the Contract.

3    These expenses, which include management fees, distribution (12b-1) and/or service fees and other expenses, do not take into account any fee waiver or expense reimbursement arrangements that may apply. These expenses are for the year ended December 31, 2021, and will vary from year to year.

FEES AND EXPENSES (continued from previous page)
Ongoing Fees and Expenses (annual charges)

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add surrender charges that substantially increase costs.

	Lowest Annual Cost Estimate: $[ ]	Highest Annual Cost Estimate: $[ ]
	Assumes: • Investment of $100,000; • 5% annual appreciation; • No optional benefits; • No sales charges or advisory fees; and • No additional Purchase Payments, transfers or withdrawals.	Assumes: • Investment of $100,000; • 5% annual appreciation; • No sales charges or advisory fees; and • No additional Purchase Payments, transfers or withdrawals.
See the “ADDITIONAL INFORMATION ABOUT FEES - Periodic Fees and Expenses” sections of this summary prospectus and “CHARGES AND FEES - Periodic Fees and Charges” in the full prospectus for the Contract.
RISKS
Risk of Loss	An Investor can lose money by investing in the Contract. See “PRINCIPAL RISKS OF INVESTING IN THE CONTRACT” in the full prospectus for the Contract.
Not a Short-Term Investment

This Contract is not designed for short-term investing and is not appropriate for an Investor who needs ready access to cash. The Contract is typically most useful as part of a personal retirement plan. Early withdrawals may be restricted by the Tax Code or your plan and may expose you to early withdrawal charges or tax penalties. You should not participate in this Contract if you are looking for a short-term investment or expect to make withdrawals before you are age 59½.

If you participate in the Texas Optional Retirement Program, you may not receive any distribution before retirement, except upon reaching age 70½ or terminating employment with Texas public institutions of higher learning.

See “PRINCIPAL RISKS OF INVESTING IN THE CONTRACT” in the full prospectus for the Contract.

Risks Associated with Investment Options

An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the Contract (e.g., portfolio companies). Each investment option (including the Guaranteed Accumulation Account and the other Fixed Interest Options) will have its own unique risks, and you should review these investment options before making an investment decision. If all or a portion of your Account Value in the Guaranteed Accumulation Account is withdrawn, you could experience a loss as to the amount invested in that account.

See “THE INVESTMENT OPTIONS - The Variable Investment Options” in the full prospectus for the Contract and “APPENDIX:  FUNDS AVAILABLE UNDER THE CONTRACT” to this summary prospectus.

ISP.81216-22                                                                     6

RISKS (continued from previous page)
Insurance Company Risks

An investment in the Contract is subject to the risks related to VRIAC, including that any obligations, including under the Fixed Interest Options, guarantees or benefits are subject to the claims-paying ability of VRIAC. More information about VRIAC, including its financial strength ratings, is available upon request, by contacting Customer Service.

See “THE CONTRACT - The General Account” in the full prospectus for the Contract.

RESTRICTIONS
Investments

•     Generally the Contract Holder or you, if permitted by the plan, may select no more than 25 investment options at enrollment. Thereafter, more than 25 investment options can be selected at any one time;

•     Not all Fixed Interest Options may be available for current or future investment;

•     There are certain restrictions on transfers from the Fixed Interest Options;

•     The Company reserves the right to combine two or more Subaccounts, close Subaccounts or substitute a new Fund for a Fund in which a Subaccount currently invests; and

•     The Contract is not designed to serve as a vehicle for frequent transfers. We actively monitor Fund transfer and reallocation activity to identify violations of our Excessive Trading Policy. Electronic trading privileges will be suspended if the Company determines, in its sole discretion, that our Excessive Trading Policy has been violated.

See “THE INVESTMENT OPTIONS - Selecting Investment Options and Right to Change the Separate Account” and “THE CONTRACT - Limits on Frequent or Disruptive Transfers” in the full prospectus for the Contract.

Optional Benefits

•     The Minimum Guaranteed Withdrawal Benefit Endorsement is only available through the SUNY Voluntary Plan Contracts is no longer available for purchase;

•     We may discontinue or restrict the availability of an optional benefit;

•     The availability of certain benefits may vary based on employer and state approval; and

•     If a participant elects to pay advisory fees from the Variable Investment Options, such deductions will reduce the death benefit amount and also may be subject to federal and state income taxes and a 10% federal tax penalty.

See the “Benefits Available Under the Contract - Other Optional Benefits” and “MAKING WITHDRAWALS:  ACCESSING THE MONEY IN YOUR CONTRACT” sections of this summary prospectus.

TAXES
Tax Implications

•     You should consult with a tax and/or legal adviser to determine the tax implications of an investment in, and distributions received under, the Contract;

•     There is no additional tax benefit to the Investor if the Contract is purchased through a tax-qualified plan or individual retirement account (“IRA”); and

•     Withdrawals will be subject to ordinary income tax and may be subject to tax penalties.

See “FEDERAL TAX CONSIDERATIONS” in the full prospectus for the Contract.

ISP.81216-22                                                                     7

CONFLICTS OF INTEREST
Investment Professional Compensation

•     We pay compensation to broker/dealers whose registered representatives sell the Contract.

•     Compensation may be paid in the form of commissions or other compensation, depending upon the agreement between the broker/dealers and the registered representative.

•     Because of this sales-based compensation, an investment professional may have a financial incentive to offer or recommend the Contract over another investment.

See “OTHER TOPICS - Contract Distribution” in the full prospectus for the Contract.

Exchanges

Some investment professionals may have a financial incentive to offer you a new contract in place of the one you own. You should exchange your Contract only if you determine, after comparing the features, fees and risks of both contracts, that it is preferable for you to purchase the new contract rather than continue to own the existing Contract.

See “PRINCIPAL RISKS OF INVESTING IN THE CONTRACT” in the full prospectus for the Contract.

OVERVIEW OF THE CONTRACT

This summary provides a brief overview of the more significant aspects of the Contract. Further detail is provided in this summary prospectus, the Contract and the summary or full prospectuses for the Funds being considered. We urge you to read the entire summary prospectus as it describes all material features and benefits of the Contract and your rights and limitations thereunder. It also sets forth information you should know before making the decision to participate in the Contract through your retirement plan.

Purpose

The contracts described in this prospectus are group deferred fixed and variable annuity contracts. The Contracts may be single Purchase Payment contracts or installment Purchase Payment contracts. It is intended to be used as a funding vehicle for certain types of retirement plans, including those that qualify for beneficial tax treatment and/or to provide current income reduction under Tax Code Sections 401(a), 403(b), including Roth 403(b), if available and 414(h).

The Contract is designed for Investors who intend to accumulate funds for retirement purposes, and thus is best suited for those with a long investment horizon. The Contract should not be viewed as a highly liquid investment. In that regard, early withdrawals may be restricted by the Tax Code or your plan and may expose you to early withdrawal charges or tax penalties. The value of deferred taxation on earnings grows with the amount of time your money is left in the Contract. For these reasons, you should not participate in this Contract if you are looking for a short-term investment. When considering whether to purchase or participate in the Contract, you should consult with your financial representative about your financial goals, investment time horizon and risk tolerance.

Phases of Contract

The Contract has two phases:  An Accumulation Phase and an Income Phase.

Accumulation Phase:  During the Accumulation Phase, you direct us to invest your Purchase Payments or Account Value among the follow investment options:

•     Variable Investment Options; and/or

•     Fixed Interest Options.

ISP.81216-22                                                                     8

Income Phase:  During the Income Phase, you start receiving annuity, or Income Phase, payments from your Contract. The Contract offers several Income Phase payment options. In general, you may:

•     Receive Income Phase payments over a lifetime or for a specified period;

•     Receive Income Phase payments monthly, quarterly, semi-annually or annually;

•     Select an Income Phase option that provides a death benefit to Beneficiaries; or

•     Select fixed Income Phase payments or payments that vary based on the performance of the Variable Investment Options you select.

Withdrawals will not be allowed during the Income Phase. See “THE INCOME PHASE” in the full prospectus for the Contract.

The Variable Investment Options

The Variable Investment Options are Subaccounts within the Separate Account. Each Subaccount invests its assets directly in shares of a corresponding underlying Fund, and each Fund has its own distinct investment objectives, fees and expenses and investment advisers. Earnings on amounts invested in a Subaccount will vary depending upon the performance and fees of the corresponding underlying Fund. You do not invest directly in or hold shares of the Funds. Additional information about each underlying fund is set forth in an appendix to this summary prospectus. See “APPENDIX:  FUNDS AVAILABLE UNDER THE CONTRACT.”

There is no guarantee that your Account Value will increase. Depending upon the investment experience of each Fund in which a Subaccount invests, your Account Value may increase or decrease daily. You bear the investment risk for the Funds in which the Subaccounts invest; you will benefit from favorable investment experience but also bear the risk of poor investment performance.

The Fixed Interest Options

The following Fixed Interest Options may be available through the Contract:

•     The Guaranteed Accumulation Account;

•     The Fixed Account;

•     The Fixed Plus Account; and

•     The Fixed Plus Account II A.

Contract Features

Death Benefit. A Beneficiary may receive a death benefit in the event of your death during both the Accumulation and Income Phases (described above). If made available under your Contract, you can elect the Guaranteed Death Benefit. The availability of a death benefit during the Income Phase depends upon the Income Phase annuity payment option selected. See the “Benefits Available Under the Contract” below.

For most Contracts, the death benefit will be based on your Account Value. For amounts held in the Guaranteed Accumulation Account, any positive aggregate market value adjustment (the sum of all market value adjustments calculated due to a withdrawal) will be included in your Account Value. If a negative market value adjustment applies, it would be deducted only if the death benefit is withdrawn more than six months after your death. We describe the market value adjustment in APPENDIX B in the full prospectus for the Contract.

The death benefit is calculated as of the next time we value your account following the date on which Customer Service receives proof of death and a payment request in Good Order. In addition to this amount, some states require we pay interest on amounts invested in the Fixed Interest Option, calculated from date of death at a rate specified by state law.

ISP.81216-22                                                                     9

Asset Rebalancing Program. Our asset rebalancing program may be available in connection with certain Contracts. Asset rebalancing allows you to reallocate your Account Value in the investments and percentages you identify. There is no additional charge for this program. See ‘THE CONTRACT - Contract Purchase and Limitations - The Asset Rebalancing Program” in the full prospectus for the Contract.

Loans. If allowed by the Contract and the plan and subject to the terms and conditions imposed by the plan and the plan’s loan agreement, you may initiate a loan during the Accumulation Phase from your Account Value allocated to certain Subaccounts and Fixed Interest Options. There are charges associated with loans. Loans are subject to requirements under the Tax Code and related loan regulations, as well as ERISA (if applicable). Further restrictions may apply due to our administrative practices or those administrative practices of a third-party administrator selected by your Plan Sponsor.

Taxation. Taxes will generally be due when you receive a distribution. Tax penalties may apply in some circumstances. See “FEDERAL Tax Considerations” in the full prospectus for the Contract.

Systematic Distribution Options. These allow you to receive regular payments from your account, while retaining the account in the Accumulation Phase. See “SYSTEMATIC DISTRIBUTION OPTIONS” in the full prospectus for the Contract.

Withdrawals. During the Accumulation Phase, you may, under some plans, withdraw all or part of your Account Value. Amounts withdrawn may be subject to an early withdrawal charge, other deductions, tax withholding and taxation.

Charges for Advisory Services. A participant may enter into an agreement with an independent investment adviser that will provide agreed-upon advisory services and may arrange to have the advisory fees deducted from the Variable Investment Options, in which case they may be subject to federal and state income taxes and a 10% penalty tax. See “CHARGES AND FEES – Charges for Advisory Services” in the full prospectus for the Contract.

ISP.81216-22                                                                     10

Benefits Available Under the Contract

Optional Death Benefits:

Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
Adjusted Purchase Payment Guaranteed Death Benefit	Pays a death benefit equal to the Account Value.	No additional fee for this optional benefit.

The Adjusted Purchase Payment Guaranteed Death Benefit was made available under the Contract on December 31, 2006. It guarantees that the death benefit payment under the contract will never bel less than the amount of Adjusted Purchase Payment made to your Account, less a proportional adjustment for amounts withdrawn or borrowed from your account. This benefit is available to the SUNY Voluntary 403(b) Plans only. Participants should refer to their plan documents for available benefits.

Any advisory fees deducted reduce Account Value and this reduce the amount of this death benefit.

ISP.81216-22                                                                     11

Other Optional Benefits:

Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
Asset Rebalancing Program	Allows you to reallocate your Account Value in the investments and percentages you identify.	No additional charge for this optional benefit.

Account Values invested in certain investment options may not be available for rebalancing under this program. Subaccount reallocations or changes outside of the asset rebalancing program may affect the program. Changes such as Fund mergers, substitutions or closures may also affect the program. The benefit may not be available under your Contract. Participants should refer to their plan documents for available benefits.

Systematic Distribution Options	Allows you to receive regular payments from your account without moving into the Income Phase.	No additional Charge for this optional benefit.

If not required under the plan, VRIAC may discontinue the availability of one or all of the systematic distribution options at any time and/or change the terms of future elections. The benefit may not be available under your Contract. Participants should refer to their plan documents for available benefits.

Loans	Allows you to borrow against your Account Value.	Loan Interest Rate Spread (per annum): 2.5%; or Loan Initiation Fee: $125 per loan; and Annual Loan Administration Fee: $50 per loan.

Amounts borrowed under a Contract do not participate in the investment performance of the Subaccounts and the interest guarantees of the Fixed Interest Options and you may lose the benefit of tax-deferred growth on earnings. Loans, therefore, can affect the Account Value and death benefit whether or not the loan is repaid. The benefit may not be available under your Contract. Participants should refer to their plan documents for available benefits.

ISP.81216-22                                                                     12

Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
Deduction of Advisory Fees from Participant Account	Contract permits adviser retained by participant to have its fees deducted from participant account.	No additional charge for this standard benefit.

Advisory fees deducted reduce the amount of death benefit – see discussion of each death benefit in this table above.

Withdrawal of advisory fees from a participant’s account may be subject to federal and state income taxes and a 10% federal penalty tax.

BUYING THE CONTRACT

Purchasing the Contract

To purchase the Contract:

•     The Contract Holder submits the required forms and application to the Company; and

•     We approve the forms and issue a Contract to the Contract Holder.

Participating in the Contract

To participate in the Contract:

•     We provide you with enrollment materials for completion and return to us, which may be completed electronically where available (occasionally enrollment is conducted by someone unaffiliated with us who is assisting the Contract Holder); and

•     Under the rollover Contract, we will allocate Purchase Payments attributable to transfers of after-tax employee contributions made to a predecessor 403(b) or Roth 403(b) plan, as applicable, to the employee account and Purchase Payments attributable to a transfer of employer contributions made under the same plan to the employer account; and

•     Under the modal Contract, we will allocate Funds attributable to Tax Code Section 414(h) contributions to an employee account and ongoing payments under Tax Code Section 401(a) and transferred Funds attributable to Tax Code Section 401(a) contributions from another investment provider to an employer account.

Acceptance or Rejection

We must accept or reject an application or your enrollment materials within two business days of receipt. If the forms are incomplete, we may hold any forms and accompanying Purchase Payments for five business days, unless you consent to our holding them longer. If we reject the application or enrollment forms, we will return the forms and any Purchase Payments.

ISP.81216-22                                                                     13

Allocation of Purchase Payments

The Contract Holder or you, if the Contract Holder permits, directs us to allocate initial Purchase Payments to the investment options available under the plan. Generally, you will specify this information on your enrollment materials. After your enrollment, changes to allocations for future Purchase Payments or transfers of existing balances among investment options may be requested by telephone, electronically at www.voyaretirementplans.com or through such other means as may be available under our administrative procedures in effect from time to time. Allocations must be in whole percentages, and there may be limitations on the number of investment options that can be selected. See “THE Investment Options” in the full prospectus for the Contract.

Transfer Credits

The Company provides a transfer credit in some cases on transferred assets, as defined by the Company, subject to certain conditions and state approvals. This benefit is provided on a nondiscriminatory basis. If a transfer credit is due under the Contract, you will be provided with additional information specific to the Contract.

Election of a transfer credit may impact the mortality and expense risk charge and the credited interest rate under certain Fixed Interest options. See “THE CONTRACT - Contract Provisions and Limitations - Transfer Credits” in the full prospectus for the Contract.

Tax Code Restrictions

The Tax Code places some limitations on contributions to your account. See “FEDERAL Tax Considerations” in the full prospectus for the Contract.

MAKING WITHDRAWALS:  ACCESSING THE MONEY IN YOUR CONTRACT

Withdrawals

Subject to limitations on withdrawals from the Fixed Interest Option and other restrictions (see “Withdrawal Restrictions” in this section), the Contract Holder, or you if permitted by the plan, may withdraw all or a portion of your Account Value at any time during the Accumulation Phase.

Steps for Making a Withdrawal

The Contract Holder, or you if permitted by the plan, must:

•     Select the Withdrawal Amount:

>    Full Withdrawal: You will receive, reduced by any required tax and redemption fees, if applicable, your Account Value allocated to the Subaccounts, the Guaranteed Accumulation Account (plus or minus any applicable market value adjustment) and the amount available for withdrawal from the Fixed Plus Account and the Fixed Plus Account II A; or

>    Partial Withdrawal (Percentage or Specified Dollar Amount): You will receive, reduced by any required withholding tax, tax penalties and redemption fees, if applicable, the amount you specify, subject to the value available in your account. However, the amount actually withdrawn from your account will be the amount you specified plus adjustment for any applicable early withdrawal charge and any positive or negative market value adjustment for amounts withdrawn from the Guaranteed Accumulation. The amounts available from the Fixed Plus Account and Fixed Plus Account II A may be limited.

ISP.81216-22                                                                     14

•     Select Investment Options. Subject to any applicable withdrawal order requirements for Contracts that have Fixed Plus Account II A as an investment option, we will withdraw dollars in the same proportion as the values you hold in the various investment options from each investment option in which you have an account value unless otherwise specified by you; and

•     Properly complete a disbursement form and submit it to Customer Service.

For amounts you withdraw from Account Value allocated to the Subaccounts, we will redeem the number of Accumulation Units needed to fund the withdrawal and reduce your Account Value accordingly. For amounts you withdraw from a Fixed Interest Option, we will reduce the value of the Fixed Interest Option by the dollar amount of that portion of the withdrawal (and with respect to the Guaranteed Accumulation Account, will reflect any positive or negative market value adjustment) and will reduce your Account Value accordingly. A reduction to your Account Value due to a withdrawal results in a lesser amount available to be annuitized and a lesser death benefit (if your death benefit amount is based on your Account Value). For a description of limitations on withdrawals from the Fixed Plus Account and Fixed Plus Account II A, please see APPENDIX D, APPENDIX E and APPENDIX F in the full prospectus for the Contract.

Calculation of Your Withdrawal

We determine your Account Value every normal business day after the close of the NYSE. We pay withdrawal amounts based on your Account Value either:

•     As of the next valuation after Customer Service receives a request for withdrawal in Good Order; or

•     On such later date as specified on the disbursement form.

Delivery of Payment

Payments for withdrawal requests will be made in accordance with SEC requirements. Normally, we will send your payment no later than seven calendar days following our receipt of your disbursement form in Good Order. No interest will accrue on amounts represented by uncashed withdrawal checks.

Withdrawal Restrictions

Many plans may have limits on withdrawals that may be made from the plan. Some examples of these limits are listed below:

•     Section 403(b)(11) of the Tax Code generally prohibits withdrawals under 403(b) Contracts prior to your death, disability, attainment of age 59½, severance from employment, or financial hardship of the following:

>   Salary reduction contributions made after December 31, 1988; and

>   Earnings on those contributions and earnings on amounts held before 1989 and credited after December 31, 1988 (these amounts are not available for hardship withdrawals). Other withdrawals may be allowed as provided for under the Tax Code or regulations.

•     The Contract may require that the Contract Holder certify that you are eligible for the distribution.

•     403(b) regulations impose restrictions on the distribution of 403(b) employer contributions under certain Contracts. See “FEDERAL Tax Considerations – Distributions – Eligibility – 403(b) and Roth 403(b) Plans” in the full prospectus for the Contract.

The Tax Code and/or your plan may impose other limitations on withdrawals. See “FEDERAL Tax Considerations – Distributions – Eligibility” in the full prospectus for the Contract.

Employer Directed Withdrawals

If permitted by the plan, we may, at the Contract Holder’s direction, deduct amounts from participant accounts in order to pay costs associated with a third-party administrator engaged by the plan sponsor to administer the plan.

ISP.81216-22                                                                     15

Systematic Distribution Options

If available under your plan, a systematic distribution option allows you to receive regular payments from your account without moving into the Income Phase. By remaining in the Accumulation Phase, you retain certain rights and investment flexibility not available during the Income Phase. Because the account remains in the Accumulation Phase, all Accumulation Phase charges continue to apply.

Systematic Distribution Options Currently Available

These options may be exercised at any time during the Accumulation Phase of the Contract. To exercise one of these options, the Account Value must meet any minimum dollar amount and age criteria applicable to that option. To determine what systematic distribution options are available, please write or call Customer Service.

Systematic distribution options currently available under the Contract include the following:

•     Systematic Withdrawal Option (“SWO”) - SWO is a series of partial withdrawals from your account based on a payment method you select. It is designed for those who want a periodic income while retaining Accumulation Phase investment flexibility for amounts accumulated under the account. (This option may not be available if you have an outstanding loan); and

•     Estate Conservation Option (“ECO”)/Recurring RMD Payment (“RRP”) - This option also allows you to maintain the account in the Accumulation Phase and provides periodic payments designed to meet the Tax Code’s required minimum distributions. Under this option, the Company calculates the minimum distribution amount required by law (generally at age 72 (age 70½ if born before July 1, 1949) or retirement, if later) and pays you that amount once a year. For certain Contracts issued in the State of New York, no market value adjustment is imposed on ECO/RRP withdrawals from the Guaranteed Accumulation Account.

Other Systematic Distribution Options

Other systematic distribution options may be available from time to time. Additional information relating to any of the systematic distribution options may be obtained from your local representative or by contacting Customer Service.

Availability of Systematic Distribution Options

If not required under the plan, the Company may discontinue the availability of one or all of the systematic distribution options at any time and/or change the terms of future elections.

Terminating a Systematic Distribution Option

Once you elect a systematic distribution option, you may revoke it at any time by submitting a written request to Customer Service. Once revoked, an option may not be elected again until the next calendar year, nor may any other systematic distribution option be elected, unless the Tax Code permits it.

Tax Consequences

Withdrawals received through these options and revocations of elections may have tax consequences. See “FEDERAL Tax Considerations” in the full prospectus for the Contract.

ISP.81216-22                                                                     16

Loans

Availability

You may take out a loan from your Account Value during the Accumulation Phase. Loans are only allowed from amounts allocated to certain Subaccounts and Fixed Interest Options. Loans will not be permitted to be taken from the account of any participant while such participant is employed by a voluntary employer. The amount available for a loan is limited to the Vested individual Account Value attributable to participant contributions subject to any plan vesting limits as determined by the Contract Holder, plus any additional amounts allowed by the plan as determined by the Contract Holder. Amounts available from some Investment Options may be subject to limitations specified in the loan agreement. Additional restrictions may apply under the Tax Code, ERISA (if applicable), your plan or due to our administrative practices or those of a third-party administrator selected by your Plan Sponsor, and loans may be subject to approval by the Plan Sponsor or its delegate. We reserve the right to deny a loan request if the participant has an outstanding loan in default. See “LOANS ” in the full prospectus for the Contract for additional information.

ADDITIONAL INFORMATION ABOUT FEES

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering or making withdrawals from the Contract. These fees and expenses do not reflect any advisory fee paid to an independent investment advisor retained by a participant, and if such charges were reflected, these fees and expenses would be higher. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.

The first table describes the fees and expenses that you may pay at the time you buy the Contract, surrender or make withdrawals from the Contract or take a loan from the Contract. State premium taxes may also be deducted.

Transaction Expenses

Maximum Loan Fees

Loan Interest Rate Spread (per annum)4                                                     2.5%

Loan Initiation Fee5                                                                                $125.00

Annual Loan Administration Fee6                                                            $50.00

Premium Tax7                                                                             0.00% to 4.00%

ISP.81216-22                                                                     17

4    This is the difference between the rate charged and the rate credited on loans under your Contract. We reserve the right to assess a Loan Interest Rate Spread between 0.0% and 3.0% per annum. If applied, the Loan Interest Rate Spread is generally 2.5% per annum. See the “Loans ‒ Things to Consider Before Initiating a Loan” section of the full prospectus for the Contract.

5    Certain Contracts that have a 0.0% Loan Interest Rate Spread may be subject to a loan initiation fee. If assessed, the loan initiation fee will apply to each outstanding loan taken and will be deducted from the Account Value. We reserve the right to change the fee charged for loan initiation, but not to exceed $125. See the “Loans ‒ Things to Consider Before Initiating a Loan” section of the full prospectus for the Contract.

6    Certain Contracts that have a 0.0% loan interest spread may be subject to an annual loan administration fee. If assessed, the annual loan administration fee will apply to each outstanding loan and will be deducted from the Account Value annually at the beginning of each calendar year. We reserve the right to change the annual fee charged for loan maintenance, but the fee shall not exceed $50. See the “Loans ‒ Things to Consider Before Initiating a Loan” section of the full prospectus for the Contract.

7    We reserve the right to deduct a charge for premium taxes from your Account Value or from payments to the Account at any time, but not before there is a tax liability under state law. See “CHARGES AND Fees ‒ Premium and Other Taxes” section of the full prospectus for the Contract.

The next table describes the fees and expenses that you will pay each year during the time that you own the Contract (not including Fund fees and expenses).

Annual Contract Expenses

Base Contract Expenses[8], 9 (as a percentage of average Account Value)	1.50%

The next item shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. A complete list of the Funds available under the Contract, including their annual expenses, may be found in an appendix to this summary prospectus. See “APPENDIX:  FUNDS AVAILABLE UNDER THE CONTRACT.”

Annual Fund Expenses

	Minimum	Maximum
Range of total annual Fund operating expenses before any waivers or expense reimbursements	[0.XX]%	[X.XX]%
Range of total annual Fund operating expenses after any waivers or expense reimbursements	[0.XX]%	[X.XX]%

Examples

These examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include transaction expenses (assuming no loans), annual Contract expenses and annual Fund expenses. They do not reflect any advisory fee paid to an independent investment advisor (if retained by a participant) from a participant’s account, and if such charges were reflected, the costs would be higher.

The following example assumes that you invest $100,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the most expensive combination of annual Fund expenses. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

ISP.81216-22                                                                     18

8    These expenses may be reduced in certain circumstances. See “CHARGES AND FEES - Periodic Fees and Charges” in the full prospectus for the Contract.

9    The mortality and expense risk charge, included in the base contract expenses, compensates us for the mortality and expense risks we assume under the Contract, including those risks associated with our funding of the death benefit, including any guaranteed death benefits. The base contract expenses also reflect an administration expense charge equal to 0.25% annually of your Account Value invested in the Subaccounts. See “CHARGES AND FEES” in the full prospectus for the Contract.

Example A: If you withdraw your entire Account Value at the end of the applicable time period:	1 Year	3 Years	5 Years	10 Years
	[$X,XXX]	[$X,XXX]	[$X,XXX]	[$X,XXX]
Example B: If you do not withdraw your entire Account Value or if you select an income Phase payment option at the end of the applicable time period:*	1 Year	3 Years	5 Years	10 Years
	[$X,XXX]	[$X,XXX]	[$X,XXX]	[$X,XXX]

ISP.81216-22                                                                     19

*    This example will not apply if during the Income Phase a nonlifetime payment option is elected with variable payments and a lump-sum payment is requested within a certain number of years as specified in the contract. In that case, the lump-sum payment is treated as a withdrawal during the Accumulation Phase and may be subject to an early withdrawal charge. (Refer to Example A.)

APPENDIX:  FUNDS AVAILABLE UNDER THE CONTRACT

The following is a list of Funds available under the Contract. The Funds available to you may vary based on employer and state approval and participants should refer to their plan documents for a list of available Funds. The Funds available to you are also found online at [insert appropriate website], by calling Customer Service at 1-800-584-6001 or by sending an email request to [insert email address].

More information about the Funds is available in the prospectuses for the Funds, which may be amended from time to time and can be found online at [insert the appropriate website]. You can also request this information at no cost by calling Customer Service at 1-800-584-6001 or by sending an email request to [insert email address].

The current expenses and performance information below reflects fee and expenses of the Funds, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher, and performance would be lower if these other charges were included. Each Fund’s past performance is not necessarily an indication of future performance.

Funds Available for New Allocations (SUNY ORP Pre (11/15/2021) Contracts)

INVESTMENT OBJECTIVE	FUND NAME INVESTMENT ADVISER/SUBADVISER	CURRENT EXPENSES*	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2021)
			1 Year	5 Years	10 Years
Seeks to provide total return and inflation protection consistent with investment in inflation-indexed securities.	American Century Investments® Inflation-Adjusted Bond Fund (Investor Class)[1] Investment Adviser: American Century Investment Management, Inc.	[]%	[]%	[]%	[]%
Seeks to provide long-term growth of capital.	American Funds® – EuroPacific Growth Fund® (Class R-4)[1] Investment Adviser: Capital Research and Management CompanySM	[]%	[]%	[]%	[]%
Seeks to provide long-term growth of capital. However, future income will remain a consideration in the management of the Fund.	American Funds® – New Perspective Fund® (Class R-4)[1] Investment Adviser: Capital Research and Management CompanySM	[]%	[]%	[]%	[]%

ISP.81216-22                                                                     20

*    Operating expenses reflecting applicable waivers or expense limitations as reported in the Fund’s prospectus.

1    This Fund is available to the general public, in addition to being available through variable annuity contracts. See “FEDERAL TAX CONSIDERATIONS - Special Considerations for Section 403(b) Plans” for a discussion of investment in one of the public Funds under 403(b) or Roth 403(b) annuity contracts.

INVESTMENT OBJECTIVE	FUND NAME INVESTMENT ADVISER/SUBADVISER	CURRENT EXPENSES*	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2021)
			1 Year	5 Years	10 Years
Seeks to provide long-term growth of capital.	American Funds® – SMALLCAP World Fund® (Class R-4)[2] Investment Adviser: Capital Research and Management CompanySM	[]%	[]%	[]%	[]%
Seeks to provide growth of capital.	American Funds® – The Growth Fund of America® (Class R-4)[2] Investment Adviser: Capital Research and Management CompanySM	[]%	[]%	[]%	[]%
Seeks to produce income and to provide an opportunity for growth of principal consistent with sound common stock investing.	American Funds® – Washington Mutual Investors FundSM (Class R-4)[2] Investment Adviser: Capital Research and Management CompanySM	[]%	[]%	[]%	[]%
Seeks to provide a competitive total return through an actively managed portfolio of stocks, bonds and money market instruments which offer income and capital growth opportunity.	Calvert VP SRI Balanced Portfolio (Class I) Investment Adviser: Calvert Research and Management	[]%	[]%	[]%	[]%
Seeks long-term capital appreciation.

Fidelity® VIP ContrafundSM Portfolio (Initial Class)

Investment Adviser:  Fidelity Management & Research Company LLC (“FMR”)

Subadvisers:  FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited and Fidelity Management & Research (Japan) Limited

		[]%	[]%	[]%	[]%

ISP.81216-22                                                                     21

*    Operating expenses reflecting applicable waivers or expense limitations as reported in the Fund’s prospectus.

2    This Fund is available to the general public, in addition to being available through variable annuity contracts. See “FEDERAL TAX CONSIDERATIONS - Special Considerations for Section 403(b) Plans” for a discussion of investment in one of the public Funds under 403(b) or Roth 403(b) annuity contracts.

INVESTMENT OBJECTIVE	FUND NAME INVESTMENT ADVISER/SUBADVISER	CURRENT EXPENSES*	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2021)
			1 Year	5 Years	10 Years
Seeks reasonable income. Also considers the potential for capital appreciation. Seeks to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500® Index.

Fidelity® VIP Equity-Income PortfolioSM (Initial Class)

Investment Adviser:  Fidelity Management & Research Company LLC (“FMR”)

Subadvisers:  FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited and Fidelity Management & Research (Japan) Limited

		[]%	[]%	[]%	[]%
Seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500® Index.	Fidelity® VIP Index 500 Portfolio (Initial Class) Investment Adviser: Fidelity Management & Research Company LLC Subadvisers: Geode Capital Management, LLC	[]%	[]%	[]%	[]%
Seeks long-term total return. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of small-capitalization companies.	Franklin Small Cap Value VIP Fund (Class 2) Investment Adviser: Franklin Mutual Advisers, LLC	[]%	[]%	[]%	[]%
Seeks capital appreciation.	Invesco Developing Markets Fund (Class A)[3] Investment Adviser: Invesco Advisers, Inc.	[]%	[]%	[]%	[]%
Seeks long-term growth of capital.	Invesco EQV International Equity Fund (Class R5)[4] Investment Adviser: Invesco Advisers, Inc.	[]%	[]%	[]%	[]%

ISP.81216-22                                                                     22

*    Operating expenses reflecting applicable waivers or expense limitations as reported in the Fund’s prospectus.

3    This Fund is available to the general public, in addition to being available through variable annuity contracts. See “FEDERAL TAX CONSIDERATIONS - Special Considerations for Section 403(b) Plans” for a discussion of investment in one of the public Funds under 403(b) or Roth 403(b) annuity contracts.

4    Prior to February 28, 2022, the Invesco EQV International Equity Fund was known as the Invesco International Growth Fund.

INVESTMENT OBJECTIVE	FUND NAME INVESTMENT ADVISER/SUBADVISER	CURRENT EXPENSES*	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2021)
			1 Year	5 Years	10 Years
Seeks capital appreciation and current income.	JPMorgan Equity Income Fund (Class I)[5] Investment Adviser: J.P. Morgan Investment Management Inc.	[]%	[]%	[]%	[]%
Seeks a high level of current income with liquidity and safety of principal.	JPMorgan Government Bond Fund (Class I)[5] Investment Adviser: J.P. Morgan Investment Management Inc.	[]%	[]%	[]%	[]%
Seeks to achieve both capital appreciation and current income.	Parnassus Core Equity FundSM (Investor Shares) Investment Adviser: Parnassus Investments	[]%	[]%	[]%	[]%
Seeks current income and long-term growth of capital from a portfolio consisting primarily of income producing equity securities of U.S. corporations.	Pioneer Equity Income Fund (Class Y)[5] Investment Adviser: Amundi Asset Management US, Inc.	[]%	[]%	[]%	[]%
Seeks to provide long-term capital growth by investing primarily in common stocks.	Victory Sycamore Established Value Fund (Class A)[5] Investment Adviser: Victory Capital Management Inc.	[]%	[]%	[]%	[]%
Seeks to maximize total return through a combination of current income and capital appreciation.	Voya Global Bond Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	[]%	[]%	[]%	[]%

ISP.81216-22                                                                     23

*    Operating expenses reflecting applicable waivers or expense limitations as reported in the Fund’s prospectus.

5    This Fund is available to the general public, in addition to being available through variable annuity contracts. See “FEDERAL TAX CONSIDERATIONS - Special Considerations for Section 403(b) Plans” for a discussion of investment in one of the public Funds under 403(b) or Roth 403(b) annuity contracts.

INVESTMENT OBJECTIVE	FUND NAME INVESTMENT ADVISER/SUBADVISER	CURRENT EXPENSES*	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2021)
			1 Year	5 Years	10 Years
Seeks total return.	Voya Global Perspectives® Portfolio (Class I)[6] Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	[]%	[]%	[]%	[]%
Seeks to provide high current return consistent with preservation of capital and liquidity, through investment in high-quality money market instruments while maintaining a stable share price of $1.00.

Voya Government Money Market Portfolio* (Class I)

Investment Adviser:  Voya Investments, LLC

Subadviser:  Voya Investment Management Co. LLC

*   There is no guarantee that the Voya Government Money Market Portfolio subaccount will have a positive or level return.

		[]%	[]%	[]%	[]%

Seeks to maximize total return through investments in a diversified portfolio of common stock and securities convertible into common stocks. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return.

	Voya Growth and Income Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	[]%	[]%	[]%	[]%
Seeks to provide investors with a high level of current income and total return.	Voya High Yield Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	[]%	[]%	[]%	[]%

ISP.81216-22                                                                     24

*    Operating expenses reflecting applicable waivers or expense limitations as reported in the Fund’s prospectus.

6    This Fund employs a managed volatility strategy. See “THE INVESTMENT OPTIONS - The Variable Investment Options - Funds with Managed Volatility Strategies” for more information.

INVESTMENT OBJECTIVE	FUND NAME INVESTMENT ADVISER/SUBADVISER	CURRENT EXPENSES*	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2021)
			1 Year	5 Years	10 Years

Seeks to maximize total return consistent with reasonable risk. The Portfolio seeks its objective through investments in a diversified portfolio consisting primarily of debt securities. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return.

	Voya Intermediate Bond Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	[]%	[]%	[]%	[]%
Seeks maximum total return.	Voya International High Dividend Low Volatility Portfolio (Class I)[7] Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	[]%	[]%	[]%	[]%
Seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of a widely accepted international index.	Voya International Index Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	[]%	[]%	[]%	[]%
Seeks long-term capital growth.	Voya Large Cap Growth Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	[]%	[]%	[]%	[]%

ISP.81216-22                                                                     25

*    Operating expenses reflecting applicable waivers or expense limitations as reported in the Fund’s prospectus.

7    This Fund employs a managed volatility strategy. See “THE INVESTMENT OPTIONS - The Variable Investment Options - Funds with Managed Volatility Strategies” for more information.

INVESTMENT OBJECTIVE	FUND NAME INVESTMENT ADVISER/SUBADVISER	CURRENT EXPENSES*	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2021)
			1 Year	5 Years	10 Years
Seeks long-term capital appreciation.	Voya MidCap Opportunities Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	[]%	[]%	[]%	[]%
Seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Midcap® Index.	Voya RussellTM Mid Cap Index Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	[]%	[]%	[]%	[]%
Seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell 2000® Index.	Voya RussellTM Small Cap Index Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	[]%	[]%	[]%	[]%
Seeks growth of capital primarily through investment in a diversified portfolio of common stock of companies with smaller market capitalizations.	Voya Small Company Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	[]%	[]%	[]%	[]%
Seeks long-term capital appreciation.	Voya SmallCap Opportunities Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	[]%	[]%	[]%	[]%

ISP.81216-22                                                                     26

*    Operating expenses reflecting applicable waivers or expense limitations as reported in the Fund’s prospectus.

INVESTMENT OBJECTIVE	FUND NAME INVESTMENT ADVISER/SUBADVISER	CURRENT EXPENSES*	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2021)
			1 Year	5 Years	10 Years

Until the day prior to its Target Date, the Portfolio seeks to provide total return consistent with an asset allocation targeted at retirement in approximately 2025. On the Target Date, the Portfolio’s investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

	Voya Solution 2025 Portfolio (Class I)[8] Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	[]%	[]%	[]%	[]%

Until the day prior to its Target Date, the Portfolio seeks to provide total return consistent with an asset allocation targeted at retirement in approximately 2030. On the Target Date, the Portfolio’s investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

	Voya Solution 2030 Portfolio (Class I)[8,9] Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	[]%	[]%	[]%	[]%

Until the day prior to its Target Date, the Portfolio seeks to provide total return consistent with an asset allocation targeted at retirement in approximately 2035. On the Target Date, the Portfolio’s investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

	Voya Solution 2035 Portfolio (Class I)[8] Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	[]%	[]%	[]%	[]%

ISP.81216-22                                                                     27

*    Operating expenses reflecting applicable waivers or expense limitations as reported in the Fund’s prospectus.

8    This Fund is structured as a Fund of Funds that invests directly in shares of underlying Funds. See “THE INVESTMENT OPTIONS - The Variable Investment Options - Funds of Funds” for more information.

9    This Fund is currently available under your variable annuity contract. If this Fund was not added to your plan on September 1, 2021, it was automatically made available to your plan on or about November 12, 2021.

INVESTMENT OBJECTIVE	FUND NAME INVESTMENT ADVISER/SUBADVISER	CURRENT EXPENSES*	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2021)
			1 Year	5 Years	10 Years

Until the day prior to its Target Date, the Portfolio seeks to provide total return consistent with an asset allocation targeted at retirement in approximately 2040. On the Target Date, the Portfolio’s investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

	Voya Solution 2040 Portfolio (Class I)[10,11] Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	[]%	[]%	[]%	[]%

Until the day prior to its Target Date, the Portfolio seeks to provide total return consistent with an asset allocation targeted at retirement in approximately 2045. On the Target Date, the Portfolio’s investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

	Voya Solution 2045 Portfolio (Class I)[10] Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	[]%	[]%	[]%	[]%

Until the day prior to its Target Date, the Portfolio seeks to provide total return consistent with an asset allocation targeted at retirement in approximately 2050. On the Target Date, the Portfolio’s investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

	Voya Solution 2050 Portfolio (Class I)[10,11] Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	[]%	[]%	[]%	[]%

ISP.81216-22                                                                     28

*    Operating expenses reflecting applicable waivers or expense limitations as reported in the Fund’s prospectus.

10   This Fund is structured as a Fund of Funds that invests directly in shares of underlying Funds. See “THE INVESTMENT OPTIONS - The Variable Investment Options - Funds of Funds” for more information.

11   This Fund is currently available under your variable annuity contract. If this Fund was not added to your plan on September 1, 2021, it was automatically made available to your plan on or about November 12, 2021.

INVESTMENT OBJECTIVE	FUND NAME INVESTMENT ADVISER/SUBADVISER	CURRENT EXPENSES*	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2021)
			1 Year	5 Years	10 Years

Until the day prior to its Target Date, the Portfolio seeks to provide total return consistent with an asset allocation targeted at retirement in approximately 2055. On the Target Date, the Portfolio’s investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

	Voya Solution 2055 Portfolio (Class I)[12] Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	[]%	[]%	[]%	[]%

Until the day prior to its Target Date, the Portfolio seeks to provide total return consistent with an asset allocation targeted at retirement in approximately 2060. On the Target Date, the Portfolio’s investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

	Voya Solution 2060 Portfolio (Class I)[12,13] Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	[]%	[]%	[]%	[]%

Until the day prior to its Target Date, the Portfolio seeks to provide total return consistent with an asset allocation targeted at retirement in approximately 2065. On the Target Date, the Portfolio’s investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

	Voya Solution 2065 Portfolio (Class I)[12,13] Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	[]%	[]%	[]%	[]%

ISP.81216-22                                                                     29

*    Operating expenses reflecting applicable waivers or expense limitations as reported in the Fund’s prospectus.

12   This Fund is structured as a Fund of Funds that invests directly in shares of underlying Funds. See “THE INVESTMENT OPTIONS - The Variable Investment Options - Funds of Funds” for more information.

13   This Fund is currently available under your variable annuity contract. If this Fund was not added to your plan on September 1, 2021, it was automatically made available to your plan on or about November 12, 2021.

INVESTMENT OBJECTIVE	FUND NAME INVESTMENT ADVISER/SUBADVISER	CURRENT EXPENSES*	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2021)
			1 Year	5 Years	10 Years
Seeks to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.	Voya Solution Income Portfolio (Class I)[14] Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	[]%	[]%	[]%	[]%
Seeks long-term capital growth. Income is a secondary objective.	VY® American Century Small-Mid Cap Value Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: American Century Investment Management, Inc.	[]%	[]%	[]%	[]%
Seeks high total return consisting of capital appreciation and current income.	VY® Clarion Global Real Estate Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: CBRE Clarion Securities LLC	[]%	[]%	[]%	[]%
Seeks total return consisting of long-term capital appreciation and current income.	VY® Invesco Equity and Income Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: Invesco Advisers, Inc.	[]%	[]%	[]%	[]%
Seeks capital appreciation.	VY® Invesco Global Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: Invesco Advisers, Inc.	[]%	[]%	[]%	[]%

ISP.81216-22                                                                     30

*    Operating expenses reflecting applicable waivers or expense limitations as reported in the Fund’s prospectus.

14   This Fund is structured as a Fund of Funds that invests directly in shares of underlying Funds. See “THE INVESTMENT OPTIONS - The Variable Investment Options - Funds of Funds” for more information.

INVESTMENT OBJECTIVE	FUND NAME INVESTMENT ADVISER/SUBADVISER	CURRENT EXPENSES*	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2021)
			1 Year	5 Years	10 Years
Seeks growth from capital appreciation.	VY® JPMorgan Mid Cap Value Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: J.P. Morgan Investment Management Inc.	[]%	[]%	[]%	[]%
Seeks, over the long-term, a high total investment return, consistent with the preservation of capital and with prudent investment risk.	VY® T. Rowe Price Capital Appreciation Portfolio (Class S) Investment Adviser: Voya Investments, LLC Subadviser: T. Rowe Price Associates, Inc.	[]%	[]%	[]%	[]%
Seeks long-term capital appreciation.	VY® T. Rowe Price Diversified Mid Cap Growth Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: T. Rowe Price Associates, Inc.	[]%	[]%	[]%	[]%
Seeks long-term growth through investments in stocks.	VY® T. Rowe Price Growth Equity Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: T. Rowe Price Associates, Inc.	[]%	[]%	[]%	[]%
Seeks long-term capital appreciation.	Wanger USA Investment Adviser: Columbia Wanger Asset Management, LLC	[]%	[]%	[]%	[]%

ISP.81216-22                                                                     31

*    Operating expenses reflecting applicable waivers or expense limitations as reported in the Fund’s prospectus.

Funds Available for New Allocations (SUNY ORP Post (11/15/2021) Contracts)

INVESTMENT OBJECTIVE	FUND NAME INVESTMENT ADVISER/SUBADVISER	CURRENT EXPENSES*	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2021)
			1 Year	5 Years	10 Years
Seeks long-term capital growth. Income is a secondary objective.	American Century Investments® Mid Cap Value Fund (Class R6) Investment Adviser: American Century Investment Management, Inc.	[]%	[]%	[]%	[]%
Seeks to strive for the balanced accomplishment of three objectives: current income, growth of capital and conservation of principal.	American Funds® – American Mutual Fund® (Class R-6)[15] Investment Adviser: Capital Research and Management CompanySM	[]%	[]%	[]%	[]%

Seeks to provide you, over the long term, with a high level of total return consistent with prudent investment management. Total return comprises the income generated by the fund and the changes in the market value of the Fund’s investments.

	American Funds® – Capital World Bond Fund® (Class R-6)[15] Investment Adviser: Capital Research and Management CompanySM	[]%	[]%	[]%	[]%
Seeks to provide long-term growth of capital.	American Funds® – New EuroPacific Growth Fund® (Class R-6)[15] Investment Adviser: Capital Research and Management CompanySM	[]%	[]%	[]%	[]%
Seeks to provide long-term growth of capital.	American Funds® – New Perspective Fund® (Class R-6)[15] Investment Adviser: Capital Research and Management CompanySM	[]%	[]%	[]%	[]%

ISP.81216-22                                                                     32

*    Operating expenses reflecting applicable waivers or expense limitations as reported in the Fund’s prospectus.

15   This Fund is available to the general public, in addition to being available through variable annuity contracts. See “FEDERAL TAX CONSIDERATIONS - Special Considerations for Section 403(b) Plans” for a discussion of investment in one of the public Funds under 403(b) or Roth 403(b) annuity contracts.

INVESTMENT OBJECTIVE	FUND NAME INVESTMENT ADVISER/SUBADVISER	CURRENT EXPENSES*	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2021)
			1 Year	5 Years	10 Years
Seeks to provide long-term growth of capital.	American Funds® – The SMALLCAP World Fund® (Class R-6)[16] Investment Adviser: Capital Research and Management CompanySM	[]%	[]%	[]%	[]%
Seeks to provide growth of capital.	American Funds® – The Growth Fund of America® (Class R-6)[16] Investment Adviser: Capital Research and Management CompanySM	[]%	[]%	[]%	[]%
Seeks to produce income and to provide an opportunity for growth of principal consistent with sound common stock investing.	American Funds® – Washington Mutual Investors FundSM (Class R-6)[16] Investment Adviser: Capital Research and Management CompanySM	[]%	[]%	[]%	[]%
Seeks long-term capital appreciation.	Ariel Fund (Institutional Class)[16] Investment Adviser: Ariel Investments, LLC	[]%	[]%	[]%	[]%
Provide inflation protection and earn current income consistent with inflation-protected securities.	DFA Inflation-Protected Securities Portfolio (Institutional Class)[16] Investment Adviser: Dimensional Fund Advisors LP	[]%	[]%	[]%	[]%
Achieve long-term capital appreciation.	DFA Real Estate Securities Portfolio (Institutional Class)[16] Investment Adviser: Dimensional Fund Advisors LP	[]%	[]%	[]%	[]%

ISP.81216-22                                                                     33

*    Operating expenses reflecting applicable waivers or expense limitations as reported in the Fund’s prospectus.

16   This Fund is available to the general public, in addition to being available through variable annuity contracts. See “FEDERAL TAX CONSIDERATIONS - Special Considerations for Section 403(b) Plans” for a discussion of investment in one of the public Funds under 403(b) or Roth 403(b) annuity contracts.

INVESTMENT OBJECTIVE	FUND NAME INVESTMENT ADVISER/SUBADVISER	CURRENT EXPENSES*	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2021)
			1 Year	5 Years	10 Years
Seeks to maximize total returns. Total return is comprised of income and capital appreciation.	DFA Social Fixed Income Portfolio (Institutional Class)[17] Investment Adviser: Dimensional Fund Advisors LP	[]%
Seeks, as its investment objective, to approximate the total investment return of the S&P 500® Index.	DFA U.S. Large Company Portfolio (Institutional Class)[17] Investment Adviser: Dimensional Fund Advisors LP	[]%
Seeks to provide investment results that correspond to the total return (i.e., the combination of capital changes and income) performance of common stocks publicly traded in the United States.

Fidelity® 500 Index Fund

Investment Adviser:  Fidelity Management & Research Company LLC (FMR) (the Adviser) is the fund’s manager. Geode Capital Management, LLC (Geode) serves as a sub-adviser for the Fund.

		[]%	[]%	[]%	[]%
Seeks to provide investment results that correspond to the total return of stocks of mid-capitalization United States companies.

Fidelity® Mid Cap Index Fund

Investment Adviser:  Fidelity Management & Research Company LLC (FMR) (the Adviser) is the fund’s manager. Geode Capital Management, LLC (Geode) serves as a sub-adviser for the Fund.

		[]%	[]%	[]%	[]%
Seeks to provide investment results that correspond to the total return of stocks of small-capitalization United States companies.

Fidelity® Small Cap Index Fund

Investment Adviser:  Fidelity Management & Research Company LLC (FMR) (the Adviser) is the fund’s manager. Geode Capital Management, LLC (Geode) serves as a sub-adviser for the Fund.

		[]%	[]%	[]%	[]%

ISP.81216-22                                                                     34

*    Operating expenses reflecting applicable waivers or expense limitations as reported in the Fund’s prospectus.

17   This Fund is available to the general public, in addition to being available through variable annuity contracts. See “FEDERAL TAX CONSIDERATIONS - Special Considerations for Section 403(b) Plans” for a discussion of investment in one of the public Funds under 403(b) or Roth 403(b) annuity contracts.

INVESTMENT OBJECTIVE	FUND NAME INVESTMENT ADVISER/SUBADVISER	CURRENT EXPENSES*	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2021)
			1 Year	5 Years	10 Years
Seeks long-term total return.	Franklin Small Cap Value Fund (Class R6) Investment Adviser: Franklin Mutual Advisers, LLC	[]%	[]%	[]%	[]%
Seeks capital appreciation.	Invesco Developing Markets Fund (Class R6)[18] Investment Adviser: Invesco Advisers, Inc.	[]%	[]%	[]%	[]%
Seeks capital appreciation and current income.	JPMorgan Equity Income Fund (Class R6)[18] Investment Adviser: J.P. Morgan Investment Management Inc.	[]%	[]%	[]%	[]%
Seeks a high level of current income with liquidity and safety of principal.	JPMorgan Government Bond Fund (Class R6)[18] Investment Adviser: J.P. Morgan Investment Management Inc.	[]%	[]%	[]%	[]%
Seeks long-term capital appreciation.	JPMorgan Large Cap Growth Fund (Class R6) Investment Adviser: J.P. Morgan Investment Management Inc.	[]%	[]%	[]%	[]%

ISP.81216-22                                                                     35

*    Operating expenses reflecting applicable waivers or expense limitations as reported in the Fund’s prospectus.

18   This Fund is available to the general public, in addition to being available through variable annuity contracts. See “FEDERAL TAX CONSIDERATIONS - Special Considerations for Section 403(b) Plans” for a discussion of investment in one of the public Funds under 403(b) or Roth 403(b) annuity contracts.

INVESTMENT OBJECTIVE	FUND NAME INVESTMENT ADVISER/SUBADVISER	CURRENT EXPENSES*	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2021)
			1 Year	5 Years	10 Years

Seek long term growth of capital by investing in innovative companies around the world whose businesses and technologies focus on environmental markets, including alternative energy and energy efficiency; water infrastructure technologies and pollution control; environmental support services and waste management technologies; and sustainable food, agriculture and forestry.

Pax Global Environmental Markets Fund (Institutional Class)

Investment Adviser:  Impax Asset Management LLC (“IAM” or the “Adviser”) is the investment adviser for the Global Environmental Markets Fund.

IAM has engaged Impax Asset Management Ltd. (the “Sub-Adviser” as a sub-adviser to manage the Global Environmental Markets Fund’s investments. Impax Asset Management Ltd. has its principal offices at 30 Panton Street, 7th Floor, London, SW1Y4AJ, United Kingdom.

		[]%	[]%	[]%	[]%

Seeks to maximize current income. As a secondary investment objective, the Fund will seek capital appreciation, but only when consistent with the Fund’s primarily investment objective of current income.

	PGIM High Yield Fund (Class R6) Investment Adviser: PGIM Investments LLC Subadvisers: PGIM Fixed Income and PGIM Limited	[]%	[]%	[]%	[]%
Capital growth and current income.	Pioneer Balanced ESG Fund (Class K Shares) Investment Adviser: Amundi Asset Management US, Inc.	[]%	[]%	[]%	[]%
Seeks to provide long-term capital appreciation through investments in common stocks of growth companies.	T. Rowe Price Large-Cap Growth Fund (I Class)[19] Investment Adviser: T. Rowe Price Associates, Inc.	[]%	[]%	[]%	[]%

ISP.81216-22                                                                     36

*    Operating expenses reflecting applicable waivers or expense limitations as reported in the Fund’s prospectus.

19   This Fund is available to the general public, in addition to being available through variable annuity contracts. See “FEDERAL TAX CONSIDERATIONS - Special Considerations for Section 403(b) Plans” for a discussion of investment in one of the public Funds under 403(b) or Roth 403(b) annuity contracts.

INVESTMENT OBJECTIVE	FUND NAME INVESTMENT ADVISER/SUBADVISER	CURRENT EXPENSES*	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2021)
			1 Year	5 Years	10 Years
Seeks to provide investors with growth of capital.	Touchstone Small Company Fund (Class R6) Investment Adviser: Touchstone Advisors, Inc. Subadviser: Fort Washington Investment Advisors, Inc.	[]%	[]%	[]%	[]%
Seeks to provide an above-average level of current income and reasonable long-term capital appreciation.	Vanguard® Equity Income Fund (AdmiralTM Shares) Investment Advisers: Wellington Management Company LLC (Wellington Management), The Vanguard Group, Inc. (Vanguard)	[]%	[]%	[]%	[]%
Seeks to provide long-term capital appreciation.

Vanguard® ExplorerTM Fund (AdmiralTM Shares)

Investment Advisers:  ArrowMark Colorado Holdings, LLC (ArrowMark Partners), ClearBridge Investment, LLC (ClearBridge), Stephens Investment Management Group, LLC (SIMG), Wellington Management Company LLP (Wellington Management), The Vanguard Group, Inc. (Vanguard)

Seeks to provide current income while maintaining liquidity and a stable share price of $1.	Vanguard® Federal Money Market Fund (Investor Shares) Investment Adviser: The Vanguard Group, Inc. (Vanguard)	[]%	[]%	[]%	[]%

ISP.81216-22                                                                     37

*    Operating expenses reflecting applicable waivers or expense limitations as reported in the Fund’s prospectus.

INVESTMENT OBJECTIVE	FUND NAME INVESTMENT ADVISER/SUBADVISER	CURRENT EXPENSES*	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2021)
			1 Year	5 Years	10 Years
Seeks to track the performance of a benchmark index that measures the investment return of large- and mid-capitalization stocks.	Vanguard® FTSE Social Index Fund (Institutional Shares) Investment Adviser: The Vanguard Group, Inc. (Vanguard)	[]%	[]%	[]%	[]%
Seeks to provide long-term capital appreciation.

Vanguard® International Value Fund (Investor Shares)

Investment Advisers:  ARGA Investment Management, LP (ARGA), Lazard Asset Management LLC (Lazard), Sprucegrove Investment Management Ltd. (Sprucegrove)

		[]%	[]%	[]%	[]%
Seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in developed and emerging markets, excluding the United States.	Vanguard® Total International Stock Index Fund (AdmiralTM Shares) Investment Adviser: The Vanguard Group, Inc. (Vanguard)	[]%	[]%	[]%	[]%
Seeks to provide long-term capital growth by investing primarily in common stocks.	Victory Sycamore Established Value Fund (Class R6)[20] Investment Adviser: Victory Capital Management Inc.	[]%	[]%	[]%	[]%
Seeks to maximize total return through income and capital appreciation.	Voya Intermediate Bond Fund (Class R6) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	[]%	[]%	[]%	[]%

ISP.81216-22                                                                     38

*    Operating expenses reflecting applicable waivers or expense limitations as reported in the Fund’s prospectus.

20   This Fund is available to the general public, in addition to being available through variable annuity contracts. See “FEDERAL TAX CONSIDERATIONS - Special Considerations for Section 403(b) Plans” for a discussion of investment in one of the public Funds under 403(b) or Roth 403(b) annuity contracts.

INVESTMENT OBJECTIVE	FUND NAME INVESTMENT ADVISER/SUBADVISER	CURRENT EXPENSES*	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2021)
			1 Year	5 Years	10 Years
Seeks long-term capital appreciation.	Voya Large-Cap Growth Fund (Class R6) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	[]%	[]%	[]%	[]%
Seeks long-term capital appreciation.	Voya MidCap Opportunities Portfolio (Class R6) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	[]%	[]%	[]%	[]%
Seeks to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.	Voya Target In-Retirement Fund (Class R6)[21] Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	[]%	[]%	[]%	[]%

Until the day prior to its Target Date, the Fund seeks to provide total return consistent with an asset allocation targeted at retirement in approximately 2025. On the Target Date, the Fund’s investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

	Voya Target Retirement 2025 Fund (Class R6)[21] Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	[]%	[]%	[]%	[]%

ISP.81216-22                                                                     39

*    Operating expenses reflecting applicable waivers or expense limitations as reported in the Fund’s prospectus.

21   This Fund is structured as a Fund of Funds that invests directly in shares of underlying Funds. See “THE INVESTMENT OPTIONS - The Variable Investment Options - Funds of Funds” for more information.

INVESTMENT OBJECTIVE	FUND NAME INVESTMENT ADVISER/SUBADVISER	CURRENT EXPENSES*	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2021)
			1 Year	5 Years	10 Years

Until the day prior to its Target Date, the Fund seeks to provide total return consistent with an asset allocation targeted at retirement in approximately 2030. On the Target Date, the Fund’s investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

	Voya Target Retirement 2030 Fund (Class R6)[22] Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	[]%	[]%	[]%	[]%

Until the day prior to its Target Date, the Fund seeks to provide total return consistent with an asset allocation targeted at retirement in approximately 2035. On the Target Date, the Fund’s investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

	Voya Target Retirement 2035 Fund (Class R6)[22] Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	[]%	[]%	[]%	[]%

Until the day prior to its Target Date, the Fund seeks to provide total return consistent with an asset allocation targeted at retirement in approximately 2040. On the Target Date, the Fund’s investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

	Voya Target Retirement 2040 Fund (Class R6)[22] Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	[]%	[]%	[]%	[]%

ISP.81216-22                                                                     40

*    Operating expenses reflecting applicable waivers or expense limitations as reported in the Fund’s prospectus.

22   This Fund is structured as a Fund of Funds that invests directly in shares of underlying Funds. See “THE INVESTMENT OPTIONS - The Variable Investment Options - Funds of Funds” for more information.

INVESTMENT OBJECTIVE	FUND NAME INVESTMENT ADVISER/SUBADVISER	CURRENT EXPENSES*	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2021)
			1 Year	5 Years	10 Years

Until the day prior to its Target Date, the Fund seeks to provide total return consistent with an asset allocation targeted at retirement in approximately 2045. On the Target Date, the Fund’s investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

	Voya Target Retirement 2045 Fund (Class R6)[23] Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	[]%	[]%	[]%	[]%

Until the day prior to its Target Date, the Fund seeks to provide total return consistent with an asset allocation targeted at retirement in approximately 2050. On the Target Date, the Fund’s investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

	Voya Target Retirement 2050 Fund (Class R6)[23] Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	[]%	[]%	[]%	[]%

Until the day prior to its Target Date, the Fund seeks to provide total return consistent with an asset allocation targeted at retirement in approximately 2055. On the Target Date, the Fund’s investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

	Voya Target Retirement 2055 Fund (Class R6)[23] Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	[]%	[]%	[]%	[]%

ISP.81216-22                                                                     41

*    Operating expenses reflecting applicable waivers or expense limitations as reported in the Fund’s prospectus.

23   This Fund is structured as a Fund of Funds that invests directly in shares of underlying Funds. See “THE INVESTMENT OPTIONS - The Variable Investment Options - Funds of Funds” for more information.

INVESTMENT OBJECTIVE	FUND NAME INVESTMENT ADVISER/SUBADVISER	CURRENT EXPENSES*	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2021)
			1 Year	5 Years	10 Years

Until the day prior to its Target Date, the Fund seeks to provide total return consistent with an asset allocation targeted at retirement in approximately 2060. On the Target Date, the Fund’s investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

	Voya Target Retirement 2060 Fund (Class R6)[24] Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	[]%	[]%	[]%	[]%

Until the day prior to its Target Date, the Fund seeks to provide total return consistent with an asset allocation targeted at retirement in approximately 2065. On the Target Date, the Fund’s investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

	Voya Target Retirement 2065 Fund (Class R6)[24] Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	[]%	[]%	[]%	[]%
Seeks, over the long-term, a high total investment return, consistent with the preservation of capital and with prudent investment risk.	VY® T. Rowe Price Capital Appreciation Portfolio (Class R6) Investment Adviser: Voya Investments, LLC Subadviser: T. Rowe Price Associates, Inc.	[]%	[]%	[]%	[]%

ISP.81216-22                                                                     42

*    Operating expenses reflecting applicable waivers or expense limitations as reported in the Fund’s prospectus.

24   This Fund is structured as a Fund of Funds that invests directly in shares of underlying Funds. See “THE INVESTMENT OPTIONS - The Variable Investment Options - Funds of Funds” for more information.

INVESTMENT OBJECTIVE	FUND NAME INVESTMENT ADVISER/SUBADVISER	CURRENT EXPENSES*	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2021)
			1 Year	5 Years	10 Years
Seeks long-term capital appreciation.	VY® T. Rowe Price Diversified Mid Cap Growth Portfolio (Class R6) Investment Adviser: Voya Investments, LLC Subadviser: T. Rowe Price Associates, Inc.	[]%	[]%	[]%	[]%

Funds Closed to New Allocations**

INVESTMENT OBJECTIVE	FUND NAME INVESTMENT ADVISER/SUBADVISER	CURRENT EXPENSES*	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2021)
			1 Year	5 Years	10 Years
Seeks long-term capital appreciation.	Alger Responsible Investing Fund (Class A)[25] Investment Adviser: Fred Alger Management, Inc.	[]%	[]%	[]%	[]%
Seeks long-term total return through capital appreciation by investing primarily in common and preferred stocks and convertible securities.	AMG River Road Mid Cap Value Fund (Class N)[25] Investment Adviser: AMG Funds LLC Subadviser: River Road Asset Management, LLC	[]%	[]%	[]%	[]%
Seeks long-term capital growth, consistent with Islamic principles.	Amana Growth Fund (Investor Class)[25] Investment Adviser: Saturna Capital Corporation	[]%	[]%	[]%	[]%

ISP.81216-22                                                                     43

*    Operating expenses reflecting applicable waivers or expense limitations as reported in the Fund’s prospectus.

**   For the SUNY Voluntary Plan Contracts, these Funds are not available for new allocations from participants that were not invested in the Funds prior to May 1, 2017. Participants that were invested in the Funds before May 1, 2017, may continue to invest in these Funds although once a participant’s investment in a Fund is fully liquidated the Fund will no longer be available for new allocations from that participant. For the SUNY ORP Contracts, these Funds are not available for new allocations from any participant beginning on May 1, 2017.

25   This Fund is available to the general public, in addition to being available through variable annuity contracts. See “FEDERAL TAX CONSIDERATIONS - Special Considerations for Section 403(b) Plans” for a discussion of investment in one of the public Funds under 403(b) or Roth 403(b) annuity contracts.

INVESTMENT OBJECTIVE	FUND NAME INVESTMENT ADVISER/SUBADVISER	CURRENT EXPENSES*	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2021)
			1 Year	5 Years	10 Years
Seeks current income and preservation of capital, consistent with Islamic principles. Current income is the Fund’s primary objective.	Amana Income Fund (Investor Class)[26] Investment Adviser: Saturna Capital Corporation	[]%	[]%	[]%	[]%
Seeks long-term capital appreciation and current income.

American Beacon Small Cap Value Fund (Investor Class)[26]

Investment Adviser:  American Beacon Advisors, Inc.

Subadviser: Barrow, Hanley, Mewhinney & Strauss, LLC; Brandywine Global Investment Management, LLC; Foundry Partners, LLC; Hillcrest Asset Management, LLC; Hotchkis and Wiley Capital Management, LLC and Mellon Investments Corporation

		[]%	[]%	[]%	[]%
Seeks long-term capital growth by investing in common stocks. Income is a secondary objective.	American Century Investments® Disciplined Core Value Fund (A Class)[26] Investment Adviser: American Century Investment Management, Inc.	[]%	[]%	[]%	[]%
Seeks to provide long-term growth of capital.	BlackRock Health Sciences Opportunities Portfolio (Institutional Shares)[26] Investment Adviser: BlackRock Advisors, LLC	[]%	[]%	[]%	[]%
Seeks capital appreciation and, secondarily, income, by investing in securities, primarily equity securities that Fund management believes are undervalued and therefore represent an investment value.	BlackRock Mid Cap Dividend Fund (Investor A Shares)[26] Investment Adviser: BlackRock Advisors, LLC	[]%	[]%	[]%	[]%

ISP.81216-22                                                                     44

*    Operating expenses reflecting applicable waivers or expense limitations as reported in the Fund’s prospectus.

26   This Fund is available to the general public, in addition to being available through variable annuity contracts. See “FEDERAL TAX CONSIDERATIONS - Special Considerations for Section 403(b) Plans” for a discussion of investment in one of the public Funds under 403(b) or Roth 403(b) annuity contracts.

INVESTMENT OBJECTIVE	FUND NAME INVESTMENT ADVISER/SUBADVISER	CURRENT EXPENSES*	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2021)
			1 Year	5 Years	10 Years
Seeks maximum long-term total return, consistent with reasonable risk.	Delaware Diversified Income Fund (Class A)[27] Investment Adviser: Delaware Management Company	[]%	[]%	[]%	[]%
Seeks to obtain high total return with reduced risk over the long term by allocating its assets among stocks, bonds, and short-term instruments.

Fidelity® VIP Asset Manager Portfolio (Initial Class)

Investment Adviser:  Fidelity Management & Research Company LLC (“FMR”)

Subadvisers:  FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited and Fidelity Management & Research (Japan) Limited

		[]%	[]%	[]%	[]%
Seeks a high level of current income, while also considering growth of capital.

Fidelity® VIP High Income Portfolio (Initial Class)

Investment Adviser:  Fidelity Management & Research Company LLC (“FMR”)

Subadvisers:  FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited and Fidelity Management & Research (Japan) Limited

		[]%	[]%	[]%	[]%

ISP.81216-22                                                                     45

*    Operating expenses reflecting applicable waivers or expense limitations as reported in the Fund’s prospectus.

27   This Fund is available to the general public, in addition to being available through variable annuity contracts. See “FEDERAL TAX CONSIDERATIONS - Special Considerations for Section 403(b) Plans” for a discussion of investment in one of the public Funds under 403(b) or Roth 403(b) annuity contracts.

INVESTMENT OBJECTIVE	FUND NAME INVESTMENT ADVISER/SUBADVISER	CURRENT EXPENSES*	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2021)
			1 Year	5 Years	10 Years
Seeks long-term growth of capital.

Fidelity® VIP Overseas Portfolio (Initial Class)

Investment Adviser:  Fidelity Management & Research Company LLC (“FMR”)

Subadvisers:  FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, Fidelity Management & Research (Japan) Limited, FIL Investment Advisors (UK) and FIL Investments (Japan) Limited

		[]%	[]%	[]%	[]%
Seeks total return through growth of capital and current income.	Invesco American Value Fund (Class R5)[28] Investment Adviser: Invesco Advisers, Inc.	[]%	[]%	[]%	[]%
Seeks capital appreciation.	Invesco Main Street Fund® (Class A)[28,29] Investment Adviser: Invesco Advisers, Inc.	[]%	[]%	[]%	[]%
Seeks capital appreciation.	Invesco Main Street Mid Cap Fund® (Class A)[28] Investment Adviser: Invesco Advisers, Inc.	[]%	[]%	[]%	[]%
A non-diversified fund that seeks capital growth.	Invesco V.I. American Franchise Fund (Series I Shares) Investment Adviser: Invesco Advisers, Inc.	[]%	[]%	[]%	[]%
Seeks long-term growth of capital.	Invesco V.I. Core Equity Fund (Series I Shares) Investment Adviser: Invesco Advisers, Inc.	[]%	[]%	[]%	[]%

ISP.81216-22                                                                     46

*    Operating expenses reflecting applicable waivers or expense limitations as reported in the Fund’s prospectus.

28   This Fund is available to the general public, in addition to being available through variable annuity contracts. See “FEDERAL TAX CONSIDERATIONS - Special Considerations for Section 403(b) Plans” for a discussion of investment in one of the public Funds under 403(b) or Roth 403(b) annuity contracts.

29   On January 31, 2020, this Fund was closed to new and existing plans, plan participants and plan sponsors.

INVESTMENT OBJECTIVE	FUND NAME INVESTMENT ADVISER/SUBADVISER	CURRENT EXPENSES*	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2021)
			1 Year	5 Years	10 Years
Seeks long-term capital appreciation.	Lazard International Equity Portfolio (Open Shares)[30,31] Investment Adviser: Lazard Asset Management LLC	[]%	[]%	[]%	[]%
Seeks high current return consistent with preservation of capital.	Loomis Sayles Limited Term Government and Agency Fund (Class Y)[30] Investment Adviser: Loomis, Sayles & Company, L.P.	[]%	[]%	[]%	[]%
Seeks to deliver long-term growth of capital by investing primarily in stocks of mid-sized U.S. companies.	Lord Abbett Series Fund, Inc. - Mid Cap Stock Portfolio (Class VC) Investment Adviser: Lord, Abbett & Co. LLC	[]%	[]%	[]%	[]%
Seeks long-term growth of capital and income.	Nuveen Global Infrastructure Fund (Class I)[30] Investment Adviser: Nuveen Fund Advisors, LLC Subadviser: Nuveen Asset Management, LLC	[]%	[]%	[]%	[]%
Seeks income and conservation of principal and secondarily long-term growth of capital.	Pax Sustainable Allocation Fund (Investor Class)[30] Investment Adviser: Impax Asset Management LLC	[]%	[]%	[]%	[]%
Seeks maximum real return, consistent with preservation of real capital and prudent investment management.	PIMCO Real Return Portfolio (Administrative Class)[30,31] Investment Adviser: Pacific Investment Management Company LLC	[]%	[]%	[]%	[]%
Seeks to maximize current income and achieve above average total return consistent with prudent investment management over a full market cycle.	TCW Total Return Bond Fund (Class N)[30] Investment Adviser: TCW Investment Management Company	[]%	[]%	[]%	[]%

ISP.81216-22                                                                     47

*    Operating expenses reflecting applicable waivers or expense limitations as reported in the Fund’s prospectus.

30   This Fund is available to the general public, in addition to being available through variable annuity contracts. See “FEDERAL TAX CONSIDERATIONS - Special Considerations for Section 403(b) Plans” for a discussion of investment in one of the public Funds under 403(b) or Roth 403(b) annuity contracts.

31   On January 31, 2020, this Fund was closed to new and existing plans, plan participants and plan sponsors.

INVESTMENT OBJECTIVE	FUND NAME INVESTMENT ADVISER/SUBADVISER	CURRENT EXPENSES*	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2021)
			1 Year	5 Years	10 Years
Seeks current income with capital appreciation and growth of income.	Templeton Global Bond Fund (Class A)[32] Investment Adviser: Franklin Advisers, Inc.	[]%	[]%	[]%	[]%
A non-diversified fund that seeks long-term capital appreciation and to protect the purchasing power of your capital against inflation.	USAA Precious Metals and Minerals Fund (Class A)[32] Investment Adviser: USAA Asset Management Company	[]%	[]%	[]%	[]%
Seeks total return consisting of capital appreciation (both realized and unrealized) and current income; the secondary investment objective is long-term capital appreciation.	Voya Balanced Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	[]%	[]%	[]%	[]%
Seeks to outperform the S&P 500® Index.	Voya Corporate Leaders 100® Fund (Class I)[32,33] Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	[]%	[]%	[]%	[]%
Seeks to provide investors with a high level of current income.	Voya Floating Rate Fund (Class A)[32,33] Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC

ISP.81216-22                                                                     48

*    Operating expenses reflecting applicable waivers or expense limitations as reported in the Fund’s prospectus.

32   This Fund is available to the general public, in addition to being available through variable annuity contracts. See “FEDERAL TAX CONSIDERATIONS - Special Considerations for Section 403(b) Plans” for a discussion of investment in one of the public Funds under 403(b) or Roth 403(b) annuity contracts.

33   On January 31, 2020, this Fund was closed to new and existing plans, plan participants and plan sponsors.

INVESTMENT OBJECTIVE	FUND NAME INVESTMENT ADVISER/SUBADVISER	CURRENT EXPENSES*	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2021)
			1 Year	5 Years	10 Years
Seeks long-term capital growth and current income.	Voya Global High Dividend Low Volatility Portfolio (Class S)[34] Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC

Seeks a high level of current income consistent with liquidity and safety of principal through investment primarily in Government National Mortgage Association (“GNMA”) mortgage-backed securities (also known as GNMA Certificates) that are guaranteed as to the timely payment of principal and interest by the U.S. government.

	Voya GNMA Income Fund (Class A)[35] Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	[]%	[]%	[]%	[]%
Seeks to outperform the total return performance of the S&P 500® Index while maintaining a market level of risk.	Voya Index Plus LargeCap Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	[]%	[]%	[]%	[]%
Seeks to outperform the total return performance of the S&P MidCap 400® Index while maintaining a market level of risk.	Voya Index Plus MidCap Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	[]%	[]%	[]%	[]%

ISP.81216-22                                                                     49

*    Operating expenses reflecting applicable waivers or expense limitations as reported in the Fund’s prospectus.

34   This Fund employs a managed volatility strategy. See “THE INVESTMENT OPTIONS - The Variable Investment Options - Funds with Managed Volatility Strategies” for more information.

35   This Fund is available to the general public, in addition to being available through variable annuity contracts. See “FEDERAL TAX CONSIDERATIONS - Special Considerations for Section 403(b) Plans” for a discussion of investment in one of the public Funds under 403(b) or Roth 403(b) annuity contracts.

INVESTMENT OBJECTIVE	FUND NAME INVESTMENT ADVISER/SUBADVISER	CURRENT EXPENSES*	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2021)
			1 Year	5 Years	10 Years
Seeks to outperform the total return performance of the S&P SmallCap 600® Index while maintaining a market level of risk.	Voya Index Plus SmallCap Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	[]%	[]%	[]%	[]%
Seeks long-term growth of capital and current income.	Voya Large Cap Value Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	[]%	[]%	[]%	[]%
Seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Top 200® Growth Index.	Voya RussellTM Large Cap Growth Index Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	[]%	[]%	[]%	[]%

Until the day prior to its Target Date, the Portfolio seeks to provide total return consistent with an asset allocation targeted at retirement in approximately 2025. On the Target Date, the Portfolio’s investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

	Voya Solution 2025 Portfolio (Class S)[36] Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	[]%	[]%	[]%	[]%

ISP.81216-22                                                                     50

*    Operating expenses reflecting applicable waivers or expense limitations as reported in the Fund’s prospectus.

36   This Fund is structured as a Fund of Funds that invests directly in shares of underlying Funds. See “THE INVESTMENT OPTIONS - The Variable Investment Options - Funds of Funds” for more information.

INVESTMENT OBJECTIVE	FUND NAME INVESTMENT ADVISER/SUBADVISER	CURRENT EXPENSES*	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2021)
			1 Year	5 Years	10 Years

Until the day prior to its Target Date, the Portfolio seeks to provide total return consistent with an asset allocation targeted at retirement in approximately 2035. On the Target Date, the Portfolio’s investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

	Voya Solution 2035 Portfolio (Class S)[37] Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	[]%	[]%	[]%	[]%

Until the day prior to its Target Date, the Portfolio seeks to provide total return consistent with an asset allocation targeted at retirement in approximately 2045. On the Target Date, the Portfolio’s investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

	Voya Solution 2045 Portfolio (Class S)[37] Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	[]%	[]%	[]%	[]%

Until the day prior to its Target Date, the Portfolio seeks to provide total return consistent with an asset allocation targeted at retirement in approximately 2055. On the Target Date, the Portfolio’s investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

	Voya Solution 2055 Portfolio (Class S)[37] Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	[]%	[]%	[]%	[]%

ISP.81216-22                                                                     51

*    Operating expenses reflecting applicable waivers or expense limitations as reported in the Fund’s prospectus.

37   This Fund is structured as a Fund of Funds that invests directly in shares of underlying Funds. See “THE INVESTMENT OPTIONS - The Variable Investment Options - Funds of Funds” for more information.

INVESTMENT OBJECTIVE	FUND NAME INVESTMENT ADVISER/SUBADVISER	CURRENT EXPENSES*	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2021)
			1 Year	5 Years	10 Years
Seeks to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.	Voya Solution Income Portfolio (Class S)[38] Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	[]%	[]%	[]%	[]%
Seeks to provide total return (i.e., income and capital growth, both realized and unrealized) consistent with preservation of capital.	Voya Strategic Allocation Conservative Portfolio (Class I)[38] Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	[]%	[]%	[]%	[]%
Seeks to provide capital appreciation.	Voya Strategic Allocation Growth Portfolio (Class I)[38] Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	[]%	[]%	[]%	[]%
Seeks to provide total return (i.e., income and capital appreciation, both realized and unrealized).	Voya Strategic Allocation Moderate Portfolio (Class I)[38] Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	[]%	[]%	[]%	[]%
Seeks capital appreciation.	VY® Baron Growth Portfolio (Class S) Investment Adviser: Voya Investments, LLC Subadviser: BAMCO, Inc.	[]%	[]%	[]%	[]%

ISP.81216-22                                                                     52

*    Operating expenses reflecting applicable waivers or expense limitations as reported in the Fund’s prospectus.

38   This Fund is structured as a Fund of Funds that invests directly in shares of underlying Funds. See “THE INVESTMENT OPTIONS - The Variable Investment Options - Funds of Funds” for more information.

INVESTMENT OBJECTIVE	FUND NAME INVESTMENT ADVISER/SUBADVISER	CURRENT EXPENSES*	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2021)
			1 Year	5 Years	10 Years
Seeks capital growth and income.	VY® Invesco Comstock Portfolio (Service Class) Investment Adviser: Voya Investments, LLC Subadviser: Invesco Advisers, Inc.	[]%	[]%	[]%	[]%
Seeks capital appreciation.	VY® JPMorgan Emerging Markets Equity Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: J.P. Morgan Investment Management Inc.	[]%	[]%	[]%	[]%
Seeks long-term capital appreciation.	Wanger International Investment Adviser: Columbia Wanger Asset Management, LLC	[]%	[]%	[]%	[]%
Seeks long-term capital appreciation.	Wells Fargo Small Company Growth Fund (Administrator Class)[39,40] Investment Adviser: Wells Fargo Funds Management, LLC Subadviser: Peregrine Capital Management, Inc.	[]%	[]%	[]%	[]%
Seeks long-term capital appreciation.	Wells Fargo Special Small Cap Value Fund (Class A)[39] Investment Adviser: Wells Fargo Funds Management, LLC Subadviser: Wells Capital Management Incorporated	[]%	[]%	[]%	[]%

ISP.81216-22                                                                     53

*    Operating expenses reflecting applicable waivers or expense limitations as reported in the Fund’s prospectus.

39   This Fund is available to the general public, in addition to being available through variable annuity contracts. See “FEDERAL TAX CONSIDERATIONS - Special Considerations for Section 403(b) Plans” for a discussion of investment in one of the public Funds under 403(b) or Roth 403(b) annuity contracts.

40   This Fund is structured as a Fund of Funds that invests directly in shares of underlying Funds. See “THE INVESTMENT OPTIONS - The Variable Investment Options - Funds of Funds” for more information.

HOW TO GET MORE INFORMATION

This summary prospectus incorporates by reference the full State University of New York Defined Contribution Retirement Plans Contract prospectus and Statement of Additional Information (“SAI”), each dated May 1, 2022, as amended or supplemented. You can find these documents online at [website address.com]. You can also obtain these documents at no cost by calling [telephone number] or by sending an email request to [email address].

EDGAR Contract Identifier:  C000002960

ISP.81216-22                                                                     54